VALIC COMPANY II
Supplement to Prospectus dated January 1, 2009
Mid Cap Value Fund. In the section titled “About VC II’s Management – Investment Sub-Advisers – FAF Advisers, Inc.,” the disclosure with respect to Terry Sloan is deleted in its entirety. Kevin Earley and Brett Mellum will continue to serve as co-lead portfolio managers of the Fund.
Date: September 28, 2009

VALIC COMPANY II
Supplement to the Statement of Additional Information dated January 1, 2009
Mid Cap Value Fund. In the section titled “Portfolio Managers” under the heading “Other Accounts,” the reference to Terry Sloan as a portfolio manager of FAF Advisors is deleted in its entirety.
Date: September 28, 2009